UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887 (Commission File Number)	77-0396307 (IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA (Address of principal executive offices)	94085 (Zip Code)

(408) 616-4000
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit List
EXHIBIT 10.1
EXHIBIT 10.2

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 28, 2005, the Compensation Committee (the “Committee”) of the Board of Directors (the "Board”) of Silicon Image, Inc. (the “Registrant”) approved (i) the Silicon Image, Inc. Bonus Plan for Fiscal Year 2005 and (ii) the Silicon Image, Inc. Sales Incentive Plan for Vice President of Worldwide Sales for Fiscal Year 2005. A summary of the respective plans follows.

     Silicon Image, Inc. Bonus Plan for Fiscal Year 2005

     The Silicon Image, Inc. Bonus Plan for Fiscal Year 2005 (the “Bonus Plan”) provides incentives to certain executive and non-executive employees to assist the Registrant in achieving revenue and pro forma operating income targets for the fiscal year ending December 31, 2005. A copy of the Bonus Plan is filed herewith as Exhibit 10.01.

     Under the Bonus Plan, the Registrant’s employees, including its executive officers, but excluding the employees of the Registrant who are entitled to participate in the Registrant’s sales incentive plan and employees hired after September 30, 2005, are eligible for annual cash bonus awards (“Awards”).

     The Registrant will establish cash bonus pools for executive participants and non-executive participants if either (i) the Registrant’s actual revenue for fiscal year 2005 equals or exceeds the planned revenue for the fiscal year or (ii) the Registrant’s actual operating income (calculated on a pro forma basis) for the fiscal year 2005 equals or exceeds the planned operating income (calculated on a pro forma basis) for the fiscal year. The amounts of the respective cash bonus pools will be a function of the extent to which the Registrant’s actual revenue equals or exceeds the planned revenue and/or the Registrant’s actual operating income equals or exceeds the planned pro forma operating income, as applicable.

     The amounts of the cash bonus pools under the Bonus Plan will be also calculated based on the number of eligible employees, base salaries and target bonus levels (expressed as a percentage of base salary ranging from 7-70% depending on employee level) as of December 31, 2005 (subject to any applicable proration adjustments for partial-year service). The amounts of Awards, if any, allocable to individual executive employees will be determined by the Committee in its sole discretion. The amounts of Awards, if any, allocable to individual non-executive employees will be determined by the Registrant’s management and submitted to the Committee for approval. The amounts of individual Awards may be less than, equal to or greater than target bonus levels for the individual’s employee level.

     The Registrant’s Board or the Committee may amend the Bonus Plan at any time prior to payment of Awards under the Bonus Plan.

     Silicon Image, Inc. Sales Incentive Plan for Vice President of Worldwide Sales for Fiscal Year 2005

     The Silicon Image, Inc. Sales Incentive Plan for Vice President of Worldwide Sales for Fiscal Year 2005 (the “Sales Incentive Plan”) provides incentives to the Registrant’s Vice President of Worldwide Sales to assist the Registrant in achieving revenue targets for the fiscal year ending December 31, 2005. Pursuant to the sales incentive plan, Rob Valiton, the Registrant’s current Vice President of Worldwide Sales, will receive a cash incentive payment based on the Registrant’s percentage of achievement of planned revenue for the fiscal year. A copy of the Sales Incentive Plan is filed herewith as Exhibit 10.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit
No.	Exhibit Title
10.01	Silicon Image, Inc. Bonus Plan for Fiscal Year 2005.
10.02	Silicon Image, Inc. Sales Incentive Plan for Vice President of Worldwide Sales for Fiscal Year 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2005	SILICON IMAGE, INC.
	By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer

Exhibit List

Exhibit
No.	Exhibit Title
10.01	Silicon Image, Inc. Bonus Plan for Fiscal Year 2005.
10.02	Silicon Image, Inc. Sales Incentive Plan for Vice President of Worldwide Sales for Fiscal Year 2005.